Organization	12 Months Ended
Dec. 31, 2012
Organization [Abstract]
Organization
1.  Organization

Managed Futures Premier Graham L.P. (formerly, Managed Futures Charter Graham L.P.) ("Premier Graham" or the "Partnership") is a limited partnership organized to engage primarily in the speculative trading of futures contracts, options on futures and forward contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to, foreign currencies, financial instruments, metals, energy, and agricultural products (collectively, "Futures Interests") (refer to Note 5. Financial Instruments).  Prior to August 23, 2010, the Partnership was one of the Morgan Stanley Charter Series of funds, which was comprised of the Partnership, Morgan Stanley Smith Barney Charter Campbell L.P., Morgan Stanley Smith Barney Charter Aspect L.P., and Morgan Stanley Smith Barney Charter WNT L.P.

Ceres Managed Futures LLC, a Delaware limited liability company, acts as the general partner ("Ceres" or the "General Partner") and commodity pool operator of the Partnership.  Ceres is a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC ("MSSBH").  MSSBH is majority-owned indirectly by Morgan Stanley and minority-owned indirectly by Citigroup Inc.  Morgan Stanley Smith Barney LLC is doing business as Morgan Stanley Wealth Management ("Morgan Stanley Wealth Management").  This entity, where the Partnership continues to maintain a cash account, previously acted as a non-clearing commodity broker for the Partnership, and currently acts as the placement agent (the "Placement Agent") for the Partnership.  The clearing commodity brokers are Morgan Stanley & Co. LLC ("MS&Co.") and Morgan Stanley & Co. International plc ("MSIP").  MS&Co. also acts as the counterparty on all trading of foreign currency forward contracts.  MSIP serves as the commodity broker for trades on the London Metal Exchange ("LME").  Morgan Stanley Wealth Management is a principal subsidiary of MSSBH.  MS&Co. and MSIP are wholly-owned subsidiaries of Morgan Stanley.

Effective November 30, 2012, the General Partner changed the name of the Partnership from Managed Futures Charter Graham L.P. to Managed Futures Premier Graham L.P.  The name change had no impact on the operation of the Partnership or its limited partners.

Effective June 1, 2011, units of limited partnership interest ("Unit(s)") of the Partnership are being offered in share classes (each a "Class" or collectively, the "Classes").  The Class of Units that a limited partner receives depends on the aggregate subscription amount made by such limited partner in the Partnership.

Class of Units	Aggregate Investment
A	Up to $4,999,999
D	$5,000,000 and above

As of December 31, 2012, all Units outstanding are considered Class A Units.  The General Partner may, at its discretion, offer additional Classes of Units as described in the Private Placement Memorandum (the "Memorandum").

Effective May 31, 2011, Morgan Stanley & Co. Incorporated changed its name to Morgan Stanley & Co. LLC.

Effective August 23, 2010, the General Partner changed the name of Morgan Stanley Smith Barney Charter Graham L.P. to Managed Futures Charter Graham L.P. and made the Partnership available to new investments on a private placement basis.

Ceres is required to maintain a 1% minimum interest in the equity of the Partnership and income (losses) are shared by Ceres and the limited partners based on their proportional ownership interest.

Graham Capital Management L.P. ("Graham" or the "Trading Advisor") is the Partnership's trading advisor.